Exhibit 10.1

AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (“Amendment”) is entered into by and between MANNATECH INCORPORATED (the “Company”), and JOHN W. PRICE (the “Employee”), and has an effective date of August 31, 2007 (“Effective Date”). The Company and the Employee desire this Amendment to modify the Employment Agreement entered into by and between the Company and the Employee on August 31, 2005.

R E C I T A L S:

WHEREAS, the Company and the Employee entered into an Employment Agreement effective August 31, 2005 (“Agreement”); and

WHEREAS, such Agreement will expire on August 31, 2007; and

WHEREAS, the Company and the Employee desire to extend the term of the Agreement as described below.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is agreed as follows:

1. Amendment. The Company and the Employee agree to amend Section 2.1 of the Agreement such that the Agreement shall continue through September 30, 2007. All other terms and conditions of such Agreement shall remain the same.

IN WITNESS WHEREOF, the Parties, intending to be legally bound, have duly entered into this Amendment to Employment Agreement as of the Effective Date.

EMPLOYEE:			EMPLOYER:

MANNATECH INCORPORATED

/s/ John W. Price		By:	/s/ Terry Persinger
JOHN W. PRICE			TERRY PERSINGER, CHIEF EXECUTIVE OFFICER

Date:	August 29, 2007	Date:	August 29, 2007

AMENDMENT TO EMPLOYMENT AGREEMENT	Solo Page